UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 6, 2008

PREMIER ENERGY CORP.

(Exact name of registrant as specified in its charter)

Florida	333-145469	20-8724818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Bakley Terrace, West Orange, NJ	07052
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(718) 536-4881

Premier Nursing Products Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Item 8.01       Other Events

As previously disclosed, effective at the close of business on October 6, 2008 we amended our Articles of Incorporation to change the name of our company from Premier Nursing Products Corp. to Premier Energy Corp.

Effective with these actions, the new CUSIP number for our common stock is 74050H106 and the new trading symbol on the OTC Bulletin Board for our common stock is "PNRC." Our common stock will be quoted under the new name and new symbol at market open on October 8, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PREMIER ENERGY CORP.

Dated: October 7, 2008	By:	/s/ Michael Yuster

Michael Yuster,

President